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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         COMMISSION FILE NUMBER 33-67854
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         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 22, 1998
                                                          -------------

                              CMI INDUSTRIES, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                DELAWARE                                    57-0836097
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      (STATE OR OTHER JURISDICTION OF                    (I.R.S. EMPLOYER
       INCORPORATION OR ORGANIZATION)                   IDENTIFICATION NO.)
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         1301 GERVAIS STREET, SUITE 920, COLUMBIA, SOUTH CAROLINA 29201
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                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE) (803) 771-4434
                                                            --------------

                                 NOT APPLICABLE
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              (FORMER NAME, FORMER ADDRESS AND FORMAL FISCAL YEAR,
                         IF CHANGED SINCE LAST REPORT)
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ITEM 5.  OTHER EVENTS.

     In a press release on June 22, 1998, CMI Industries, Inc. ("CMI") announced that it has extended the expiration date of its tender offer for the outstanding
9 1/2% Senior Subordinated Notes due 2003 (the "Notes") issued by CMI until midnight, New York City time, on July 15, 1998, unless further extended, to coincide with the anticipated completion of the private placement of $175 million aggregate principal amount Senior Subordinated Notes due 2008 and the closing of the merger of CMI Acquisitions, Inc., a wholly-owned subsidiary of CMI Management, Inc., with and into CMI. Furthermore, CMI announced that withdrawal rights have been extended to the Pricing Date.


     The press release is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) and (b) Not Applicable.

     (c) Exhibits.

         99.1 Press Release of CMI Industries, Inc. dated June 22, 1998.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  June 22, 1998                         By: /s/ James A. Ovenden
                                                     ---------------------------
                                                     James A. Ovenden
                                                     Executive Vice President
                                                     and Chief Financial Officer



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